REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "AGREEMENT") is entered into as of August 30, 2002, by and between SafeGuard Health Enterprises, Inc., a Delaware corporation ("SAFEGUARD"), and Nicholas M. Kavouklis, DMD, a Florida resident ("HOLDER").

                                   BACKGROUND
                                   ----------

     On the date of this Agreement, Holder acquired 769,231 shares of Common Stock of SafeGuard pursuant to a Stock Purchase Agreement dated as of April 24, 2002, among SafeGuard, Holder, and Paramount Dental Plan, Inc., a Florida corporation (the "STOCK PURCHASE AGREEMENT"). In addition, on the date of this Agreement, Holder acquired a Secured Convertible Promissory Note of SafeGuard (the "NOTE") in the principal amount of $2,625,000, which is convertible into Common Stock of SafeGuard. SafeGuard agreed to grant registration rights with respect to the Common Stock of SafeGuard owned by Holder and issuable upon conversion of the Note on and subject to the terms and conditions of this Agreement.

                                 OPERATIVE TERMS
                                 ---------------

The parties agree as follows:

                             ARTICLE I.  DEFINITIONS
                             -----------------------

     1.1     CERTAIN  DEFINED  TERMS.
             -----------------------

          "Commission" means the Securities and Exchange Commission or any other
           ----------
federal  agency  at  the  time  administering  the  Securities  Act.

          "Common  Stock"  means  the common stock, $.01 par value per share, of
           -------------
SafeGuard.

          "Conversion  Shares"  means  any  shares  of  Common Stock issuable or
           ------------------
issued  upon  conversion  of  the  Note.

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended.
           -------------

          "Holder"  means Nicholas M. Kavouklis, DMD, and each subsequent holder
           ------
of the Note (or portion of the Note) or shares of Common Stock issued pursuant to the Stock Purchase Agreement or on conversion of the Note.

          "Registrable  Securities" means (i) the 769,231 shares of Common Stock
           -----------------------
of SafeGuard held by Holder on the date hereof (the "EXISTING SHARES") (ii) any Conversion Shares that may be issued pursuant to the conversion of the Note, and
(iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Existing Shares or Conversion Shares.


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          "Securities  Act" means the Securities Act of 1933, as amended, or any
           ---------------
similar federal statute, and the rules and regulations of the Commission thereunder, in effect at the time.

          "Underwritten  Public  Offering"  means  a  public  offering of Common
           ------------------------------
Shares for cash that is offered and sold in a registered transaction on a firm commitment underwritten basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and such the underwriters.

          "Underwriters"  means  a  securities  dealer  that  purchases  any
           ------------
Registrable Securities as principal and not as part of such dealer's market-making activities.

                        ARTICLE II.  REGISTRATION RIGHTS
                        --------------------------------

     2.1     DEMAND  REGISTRATION.
             --------------------

          (a)     Rights  to  Registration.  On  notice (a "DEMAND NOTICE") from
                  ------------------------
     all  Holders  or  Holders  of  at  least  fifty  (50%)  of  the Registrable
     Securities (the "INITIATING HOLDERS"), SafeGuard shall effect one demand registration for those Holders. SafeGuard shall:

               (1) promptly give written notice to all other Holders of the proposed registration, qualification or compliance; and

               (2) use its best efforts to promptly effect the registrations, qualifications, and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws, and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) needed to permit or facilitate the public sale and distribution of the requesting Holders' Registrable Securities specified in the notice and the Registrable Securities of any other Holders that notify SafeGuard of their desire to join in the request within ten (10) business days after they receive SafeGuard's notice specified in part (1). SafeGuard shall use its best efforts to prepare and file with the Commission a registration statement covering the Registrable Securities subject to the registration request within 60 days after it receives the Demand Notice.

          (b)     Underwriting.  The  Initiating  Holders shall include in their
                  ------------
     request  made  pursuant to Section 2.1 the name of the managing underwriter
                                -----------
     or underwriters, if any, that the majority in interest of such Initiating Holders propose to underwrite the public offering pursuant to the requested registration. SafeGuard will include these underwriters' names in its written notice to the other Holders pursuant to Section 2.1. If the sale
                                                        ------------
     proposed by the requesting Holders is to be effected pursuant to an Underwritten Public Offering, each Holder's right to registration pursuant to Section 2.1 will be conditioned on its participation in the underwriting
        -----------
     and inclusion of its Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holders). SafeGuard shall (together with all Holders proposing to distribute their securities through such underwriting) use its best efforts to enter into an underwriting agreement in customary form with the underwriters selected for the underwriting in the manner set forth above. SafeGuard shall take the actions required for compliance with the terms and obligations of the underwriting agreement, and shall furnish the underwriters and their respective representatives reasonable and sufficient access to all information requested for their "due diligence" review of SafeGuard and its operations, subject to the terms of any letter of intent, confidentiality or other agreement between SafeGuard and the underwriter(s). Notwithstanding any other provisions of Section 2.1, if, in connection with
                                             ------------
     an Underwritten Public Offering, the managing underwriter advises SafeGuard or the Initiating Holders in writing that marketing factors require that the number of shares to be underwritten be limited, the Initiating Holders shall so advise SafeGuard (or vice versa) and Holders with shares that would otherwise be registered and underwritten pursuant to this Agreement, and the number of shares of Registrable Securities to be included in the registration and underwriting will be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of
     Registrable  Securities  that  were  proposed  to  be  sold by Holders. The
     Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation will not be included in the registration. Any Holder that disapproves of the terms of an Underwritten Public Offering may elect to withdraw therefrom by written notice to SafeGuard, the managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn will also be withdrawn from registration; provided, however, if by the withdrawal of the Registrable
                    --------   -------
     Securities a greater number of Registrable Securities held by other Holders may be included in such Underwritten Public Offering (subject to any limitation imposed by the underwriters), the requesting Holders will offer to all Holders who have included Registrable Securities in the registration the right to include additional shares in the same proportion used in effecting the limitation referred to above in this Section 2(b).
                                                                -------------

          (c)     Additional  Shares to be Registered.  SafeGuard may include in
                  -----------------------------------
any registration statement described in this Section 2.1, for sale in accordance
                                             -----------
with the method of disposition specified by the Initiating Holders, Common Shares to be sold by SafeGuard for its own account or the other SafeGuard shareholders for their own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition is an Underwritten Public Offering), such inclusion would result in any of the Registrable Securities proposed to be sold being excluded from the offering or would materially adversely affect the marketing of such Registrable Securities to be sold.

          (d)     Exceptions  to  Demand  Registration Rights.  Anything in this
                  -------------------------------------------
Section  2.1  to  the  contrary  notwithstanding:
------------

               (1) SafeGuard will not be required to register Registrable Securities pursuant to this Section 2.1 unless the aggregate estimated
                                      -----------
          public offering price of all shares of Registrable Securities, including, without limitation, any shares sold for the account of SafeGuard or any existing shareholder of SafeGuard (based, in the case of Common Shares, upon the highest closing price or bid price, as the case may be, during the 30-day period preceding such request for registration in the principal trading market for the Common Shares, or, if there is no active trading market for the Common Shares, based upon the proposed public offering price estimated in good faith by the requesting holders of Registrable Securities), is at least equal to the lesser of: (i) $400,000 or (ii) the total value of all shares of Common Stock then owned by Holder;

               (2) SafeGuard will not be required to file a registration statement requested pursuant to this Section 2.1 during the time
                                                    ------------
          period between the last day of SafeGuard's fiscal year and the date on which SafeGuard's audited financial statements for the fiscal year are first available;

               (3) SafeGuard will not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1 in any
                                                              -----------
          particular jurisdiction in which SafeGuard would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless SafeGuard is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (4) SafeGuard will not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1 during
                                                              -----------
          the period starting with the date 30 days prior to SafeGuard's good faith estimate of the date of filing of, and ending on a date 120 days after the effective date of, a SafeGuard-initiated registration; provided that SafeGuard is actively employing in good faith all reasonable efforts to cause the registration statement to become effective; and

               (5) SafeGuard will not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1 if the
                                                              -----------
          Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 in accordance  with  Section  2.3.
                            ------------

               (6) SafeGuard will be entitled to delay filing a registration statement for up to 90 days upon written notice to all Holders that it is engaged in discussions regarding a material transaction concerning SafeGuard and that it would be disadvantageous to disclose during such period.

     2.2  SAFEGUARD REGISTRATION.
          ----------------------

          (a)     Rights  to  Registration.  If  SafeGuard  registers any of its
                  ------------------------
     Common Shares in an Underwritten Public Offering for its own account (but not including: (i) an offering initiated at a Holder's request pursuant to
     Section 2.1, or (ii) an offering that is registered on Commission Forms S-4
     -----------
     and S-8 or another form not available for registering the Registrable Securities for sale by SafeGuard), SafeGuard shall:

               (1) Promptly notify each Holder, at least thirty (30) days before the anticipated filing date of the registration (including, to the extent available, the jurisdictions in which SafeGuard intends to qualify the offer and sale of securities under applicable blue sky or other state securities laws); and

               (2) Use its best efforts to include in the registration (and any related qualification under blue sky laws or other compliance) and in any related

          Underwritten Public Offering, all the Registrable Securities that the Holder specifies in a written request delivered to SafeGuard within 20 days after SafeGuard's notice.

          (b)     Underwriting.  A  Holder's  right  to registration pursuant to
                  ------------
     Section  2.2  will  be  conditioned  on  the  Holder's  inclusion  of  its
     ------------
     Registrable Securities in any related Underwritten Public Offering. All Holders proposing to distribute their securities through an Underwritten Public Offering (together with SafeGuard and any other shareholder distributing its securities through the underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the Underwritten Public Offering.

          (c)     Certain  Underwriter  Limitations.  Notwithstanding  any other
                  ---------------------------------
     provisions  of  this  Section  2.2,  if the managing underwriter reasonably
                           ------------
     determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the Registrable
     Securities to be included in the registration and Underwritten Public Offering. In such event, the underwriter will so advise all shareholders whose shares would otherwise be registered and underwritten pursuant thereto, and the number of shares that may be included in the registration and Underwritten Public Offering will be allocated: (1) first to SafeGuard; then (2) to the extent that such securities do not exhaust the number of shares determined by such underwriter, among all remaining shareholders of SafeGuard (including the Holders) to whom SafeGuard extended registration rights, in proportion, as nearly as practicable, to the respective amounts of Common Shares that are proposed to be sold by such shareholders.

          (d)     Certain  Sales  During an Underwritten Public Offering. In the
                  ------------------------------------------------------
     event that there is an Underwritten Public Offering and a selling holder of Registrable Securities does not elect to sell its Registrable Securities to the underwriters of SafeGuard's securities in connection with such offering, such holder, on request of SafeGuard or the principal underwriter managing that public offering, will not sell, make a short sale of, grant an option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of SafeGuard or such underwriter as the case may be, for up to 90 days or such other lesser time period that the underwriter specifies. SafeGuard may impose stop transfer instructions with respect to the Common Shares (or other securities) subject to this restriction until the end of these periods. Notwithstanding anything to the contrary, the obligations of the holder of Registrable Securities under this section are conditioned on the officers and directors of SafeGuard entering into similar "lock-up" arrangements.

     2.3     REGISTRATION  ON FORM S-3.  At such time as SafeGuard has qualified
             -------------------------
for the use of Form S-3 (or any similar form or forms promulgated under the Securities Act), Holders will have the right to request up to two registrations (but no more than one registration each 12 months) on Form S-3 (which request or requests will be in writing, will specify the Registrable Securities intended to be sold or disposed of by the Holder thereof, will state the intended method of disposition of such Registrable Securities by the Holder requesting such registration, and will relate to Registrable Securities having a proposed aggregate gross offering price (before deduction of underwriting discounts and expenses of sale) of at least $100,000 based on the current market price), and SafeGuard will be obligated to use its best efforts to effect the registration or registrations on Form S-3. Any such registration shall satisfy the obligations of SafeGuard with respect to a demand registration under Section 2.1.
       ------------

     2.4     REGISTRATION  EXPENSES.  SafeGuard  shall  pay  all expenses of any
             ----------------------
registrations permitted pursuant to this Agreement (including, but not limited to, the expenses of any interim audit required by any underwriters in the event of an offering requested pursuant to Section 2.1 hereof, any qualifications
                                          -----------
under the blue-sky or other state securities laws, compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of any securities to the public in connection with registration, of supplying prospectuses, offering circulars or other documents and the reasonable fees and disbursements of a single special counsel retained by a majority in interest of the Holders, but excluding underwriting discounts and selling commissions applicable to the sale of the Registrable Securities, which are payable by the Holders, pro rata on the basis of the number of shares registered).

     2.5     REGISTRATION  PROCEDURES.  In  the  case  of  a  registration,
             ------------------------
qualification or compliance effected by SafeGuard pursuant to this Article II in
                                                                   ----------
which any Holder's Registrable Securities are included, SafeGuard shall, at its expense:

          (a) Prepare and file with the Commission a registration statement with respect to the Common Shares, and use its best efforts to cause such registration statement to become and remain effective for the period that is reasonably necessary to effect the sale of the Common Shares, not to exceed nine (9) months or, if sooner, upon completion by Holders of the contemplated distribution;

          (b) Prepare and file with the Commission such amendments to the registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Common Shares, not to exceed nine (9) months or, if sooner, upon completion by Holders of the contemplated distribution;

          (c) Furnish to the Holders participating in such registration and to the underwriters of Common Shares being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of the Common Shares;

          (d) Use its diligent good faith efforts to register or qualify the Common Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request in writing within 20 days following the original filing of such registration statement; provided, however, in the
                                                       --------  -------
     case of an Underwritten Public Offering, the managing underwriter will (to the exclusion of the participation of the Holders) advise SafeGuard with respect to blue sky qualification and related matters;

          (e) Notify counsel for the Holders participating in such registration, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) Notify counsel for such Holders promptly of any request by the Commission for the amending or supplementing of the registration statement or prospectus or for additional information;

          (g) Prepare and file with the Commission, promptly upon the request of any Holders, any amendments or supplements to the registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for SafeGuard), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Common Shares, other than an amendment or supplement required solely as a result of a change by such Holders in the method of distribution of the Common Shares;

          (h) Prepare and promptly file with the Commission and promptly notify counsel for the Holders of the filing of such amendment or supplement to the registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Common Shares is required to be delivered under the Securities Act, any event other than a change in the method of distribution of the Common Shares selected by a Holders has occurred as the result of which any such prospectus or any other prospectus as then in effect would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

          (i) Not file any amendment or supplement to the registration statement or prospectus if, in the opinion of counsel for such Holders, the amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy substantially in the form thereof at least two business days prior to the filing thereof; provided, however,
                                                              --------  -------
     if in the opinion of counsel for SafeGuard, the filing of the amendment or supplement is reasonably necessary to protect SafeGuard from any liabilities under any applicable federal or state law and the filing will not violate applicable law, SafeGuard may make such filing.

     2.6     RELATED REGISTRATION MATTERS.  SafeGuard shall use its best efforts
             ----------------------------
to enter into an underwriting agreement in connection with any registration subject to the provisions of this Article II in which any Holder's Common Shares
                                  ----------
is included, which agreement will contain such terms, provisions and agreements as are customary and appropriate for such registration. In connection with any Underwritten Public Offering in which any Holder's Common Shares are included, to the extent not provided in the underwriting agreement related to such offering, SafeGuard will use its best efforts to:

          (a) List the shares of Common Shares included in such offering on any national securities exchange or stock market on which the Common Shares is approved for listing;

          (b) Engage a bank or other company to act as transfer agent and registrar for the Common Shares;

          (c) Cause customary opinions of counsel, comfort letters of accountants, and other appropriate documents to be delivered by representatives of SafeGuard; and

          (d) As soon as practicable after "the effective date of the registration statement" (within the meaning of Rule 158 under the Securities Act), and, in any event, within 16 months thereafter, make "generally available to its securities holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

     2.7     INDEMNIFICATION  AND  CONTRIBUTION.
             ----------------------------------

          (a) In the case of each registration effected by SafeGuard pursuant to this Agreement in which any Holder's Common Shares is included, SafeGuard agrees to indemnify and hold harmless such Holder, including its officers and partners, each underwriter of the shares of Common Shares so registered and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other reasonable expenses incurred by them in connection with the investigation of any claims and defenses of any actions (subject to subsection (c) of this Section 2.7), insofar as any such losses, claims, damages, liabilities
          -----------
     or actions arise out of or are based upon: any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however,
                                                              --------  -------
     notwithstanding the foregoing, SafeGuard may agree to indemnify each such underwriter and person who so controls such underwriter to such other extent as SafeGuard and such underwriter will agree; and provided further,
                                                               -------- -------
     however,  that  the  indemnification agreement contained in this subsection
     -------
     (a) will not (1) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to SafeGuard in writing by a Holder or such underwriter claiming rights of indemnification pursuant to this Section 2.7
                                                                     -----------
     for use in connection the preparation of the registration statement or any preliminary prospectus or final prospectus contained in the registration statement or any such amendment thereof or supplement thereto; (2) inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased the securities which are the subject thereof, if such underwriter failed to send or give a copy of the final prospectus, as then amended or supplemented, to such person and if the untrue statement or omission alleged had been corrected in such final prospectus; or (3) inure to the benefit of any person to the extent such person's claim for indemnification hereunder arises out of or is based on any violation by such person of applicable law.

          (b) In the case of each registration effected by SafeGuard pursuant to this Agreement in which any Holder's Common Shares is included, such Holder will be obligated, and will cause each underwriter of the shares of Common Shares to be registered on behalf of such person (each Holder and such underwriters being referred to severally in this subsection
     (b) as the "INDEMNIFYING PERSON") to be obligated, in the same manner and to the same extent as set forth in subsection (a) of this Section 2.7, to
                                                                 -----------
     indemnify and hold harmless SafeGuard and each person, if any, who controls SafeGuard within the meaning of Section 15 of the Securities Act, its directors, officers, partners, accountants and legal counsel, with respect to any statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to SafeGuard by such indemnifying person for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto; provided, however, the liability of each
                                        --------  -------
     Holder hereunder is limited to the gross proceeds received by each Holder from the sale of Common Shares covered by such registration statement, amendment, supplement or prospectus, as the case may be.

          (c)     Each  person  to  be  indemnified pursuant to this Section 2.7
                                                                     -----------
     will, promptly after its receipt of written notice of the commencement of any action against such indemnified person in respect of which indemnity may be sought from an indemnifying person under this Section 2.7, notify
                                                             -----------
     the indemnifying person in writing of the commencement thereof. The indemnifying person will assume the defense thereof with counsel reasonably satisfactory to such indemnified person and assume the payment of all fees and expenses. In any such proceeding, the indemnified party may retain its own counsel, but the fees and expenses of the counsel will be at the indemnified party's expense, unless (1) the indemnified party has employed counsel in an action in which the indemnified party and indemnifying party are both defendants and there is a conflict of interest between such parties that would prevent counsel from adequately representing both parties, as determined by counsel to the indemnified person, (2) the indemnifying party has not employed counsel satisfactory within the exercise of reasonable judgment of the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (3) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The undertaking contained in this Section 2.7 is in
                                                               -----------
     addition  to  any
     liabilities that the indemnifying person might have pursuant to law. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought under this Agreement by the indemnified party, unless the settlement includes an unconditional release of the indemnified party from all liability arising from the proceeding.

          (d)     If  the  indemnification  provided  for in this Section 2.7 is
                                                                  -----------
     held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement will control.

     2.8     INFORMATION  BY  HOLDERS.  Each  Holder  requesting  Registrable
             ------------------------
Securities to be included in any registration shall furnish to SafeGuard such information regarding such Holder and the distribution proposed by such Holder as SafeGuard may request and as is reasonably required in connection with any registration, qualification or compliance described in this Article II.
                                                                   -----------

     2.9     RULE  144 REPORTING.  With a view to making available to the Holder
             -------------------
the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, SafeGuard will:

          (a)     Commission  Reports.  File  with  the  Commission  in a timely
                  -------------------
     manner all reports and other documents thereafter required of SafeGuard if SafeGuard is or becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and

          (b)     Other  Information.  Furnish  to each Holder promptly upon its
                  ------------------
     request  the  following  information:

               (1) A written statement by SafeGuard as to SafeGuard's compliance with the public information requirements of Commission Rule 144 (at any time after 90 days after SafeGuard becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act),

               (2) A copy of the most recent annual or quarterly report of SafeGuard, and

               (3) Such other reports and documents filed by SafeGuard with the Commission as may be reasonably requested in availing any Holder of any rule or regulation of the Commission permitting the sale of any such securities without registration.

     2.10     TRANSFER OF REGISTRATION RIGHTS.  The rights to cause SafeGuard to
              -------------------------------
register  securities  under this Article II may be assigned following receipt by
                                 ----------
SafeGuard of notice of the proposed transfer by any Holder to any assignee or transferee of the Holder's Common Shares or or the Common Shares issued upon conversion of the Note who also qualifies as a Holder; provided that: (a) the transfer is otherwise be effected in accordance with registration requirements imposed by applicable securities laws, and (b) the transferee agrees to be bound by this Agreement.

     2.11     NOTICE  OF  SALE  INFORMATION.  Any  notice  from  a  Holder  of
              -----------------------------
Registrable  Securities  requesting  registration  of  some  or  all  of  such
Registrable  Securities  pursuant  to  this  Article  II  will:
                                             -----------

          (a) Specify the number of shares of Registrable Securities intended to be included in such registration;

          (b) Describe the nature and method of the proposed offering and sale;

          (c) Include an undertaking to provide all information and materials concerning such Holder and the method of distribution and to take any other actions reasonably requested by SafeGuard to enable SafeGuard to comply with the Securities Act, any state securities law and/or the applicable requirements of the Commission or any state securities commissioner or similar agency or official; and

          (d) If such Holder is not a party to this Agreement, include such Holder's agreement to be bound by the provisions of this Agreement applicable to Holders of Registrable Securities.

     2.12     SUSPENSION.  SafeGuard  may  suspend  the  Holders'  further
              ----------
disposition of Registrable Securities by notifying the Holders of a state of facts or the occurrence of any event (including pending negotiations regarding a transaction that might require SafeGuard's disclosure of additional material, non-public information in its registration statement, for which SafeGuard believes in good faith it has a bona fide business purpose for preserving confidentiality or circumstances which render SafeGuard unable to comply with the published rules and regulations of the Commission under the Securities Act or the Exchange Act) which might reasonably cause a legal deficiency in the registration statement or the prospectus issued under the registration statement. SafeGuard shall deliver amended disclosure materials to the Holders within 15 days following this notice. At its request, the Holders shall deliver to

SafeGuard all copies in their possession of the prospectus covering such Registrable Securities that was current when they received the notice. SafeGuard may not, without the Holders' consent, suspend disposition of Registrable Securities for more than 90 calendar days in any rolling twelve (12) month period.

     2.13     OTHER REGISTRATION RIGHTS.  SafeGuard represents and warrants that
              -------------------------
it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other person with respect to any securities of SafeGuard, other than that certain Registration Rights Agreement dated January 31, 2002, between SafeGuard and certain of its stockholders listed therein. SafeGuard shall not grant to any other person the right to request SafeGuard to register any equity securities of SafeGuard, or securities convertible or exchangeable for such securities that are superior in rights to the registration rights granted to the Holders under this Agreement.

                              ARTICLE III  MISCELLANEOUS
                              --------------------------

     3.1     REMEDIES.  Each  party hereto acknowledges that a remedy at law for
             --------
any breach or attempted breach of this Agreement will be inadequate, agrees that each other party hereto is entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

     3.2     EFFECT  OF  SALE.  Any  Holder  who  sells  all  of  his  Note  and
             ----------------
Registrable Securities pursuant to the terms of this Agreement will cease to be a party to this Agreement and will have no further rights or obligations hereunder.

     3.3     AMENDMENT.  This  Agreement  may be amended from time to time by an
             ---------
instrument in writing signed by SafeGuard and Holders of a majority of the then outstanding Registrable Securities.

     3.4     NOTICES.  Any  notice,  request,  reply  instruction  or  other
             -------
communication (herein severally and collectively called "NOTICE") in this Agreement provided or permitted to be given to SafeGuard or to any Holder must be given in writing and may be given or served by overnight delivery service, depositing the same in the United States mail, in certified or registered form postage fully prepaid, addressed to the party or parties to be notified, with return postage fully requested, or by delivering the same in person to such party or parties. Notice deposited in the United States mail, mailed in the manner hereinabove described, will be effective upon deposit. Notice given in any other manner will be effective only if and when received by the party to be notified. For purpose of notice hereunder, until notice is given of a change of address, the address of SafeGuard will be 95 Enterprise, Suite 100, Aliso Viejo, California 92656-2605, and the address of Holder will be the address hereinafter set forth on the signature page.

     3.5     LEGAL  MATTERS.
             --------------

          (a)     Jurisdiction;  Venue.  The  laws  of  the State of Florida and
                  --------------------
     the federal laws of the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflict with laws of other jurisdictions, govern the validity, construction, enforcement, and interpretation of this Agreement. The exclusive venue for all actions to enforce or interpret the provisions of this Agreement will be courts of the State of Florida or of the United States having jurisdiction over Hillsborough County, Florida. All parties irrevocably waive any objection they may have to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding so brought has been brought in an inconvenient forum, and further waives the right to object that such court does not have jurisdiction over such party. No party will bring a suit, action or proceeding in respect of this Agreement in any other jurisdiction.

          (b)     WAIVER  OF  JURY  TRIAL.  SAFEGUARD  AND  HOLDER  KNOWINGLY,
                  -----------------------
     VOLUNTARILY, AND INTENTIONALLY WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION ARISING UNDER OR RELATING TO THIS AGREEMENT.

          (c)     Costs.  In  any  legal proceeding between SafeGuard and Holder
                  -----
     arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all reasonable costs incurred by the prevailing party in enforcing, defending, or prosecuting this Agreement.

     3.6     SUCCESSORS AND ASSIGNS.  This  Agreement is binding upon and inures
             ----------------------
to the parties contained in this Agreement and their respective heirs, executors, distributees, successors (including successors by merger) and permitted assigns.

     3.7     INVALID  PROVISIONS.  Should  any  portion  of  this  Agreement  be
             -------------------
adjudged or held to be invalid, unenforceable or void, such holding will not have the effect of invalidating or voiding the remainder of this Agreement and the parties hereby agree that the portion so held invalid, unenforceable or void will, if possible, be deemed amended or reduced in scope, or to otherwise be stricken from this Agreement to the extent required for the purposes of validity and enforcement thereof.

     3.8     SECTION  HEADINGS.  The  section  and  paragraph headings contained
             -----------------
herein are for reference purposes only and will not in any way affect the meaning and interpretation of this Agreement.

     3.9     EXECUTION  IN  COUNTERPARTS.  This Agreement may be executed in any
             ---------------------------
number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute only one instrument.

     3.10     ADJUSTMENTS.  In the event SafeGuard declares a stock split, stock
              -----------
dividend or other distribution of capital stock in respect of, or issues capital stock in replacement of or exchange for, shares of Common Shares, such shares will be subject to this Agreement, and the provisions of this Agreement providing for calculations based on the number of shares of Common Shares will include the shares issued in respect of the Common Shares and the shares converted into Common Shares from the Note.


                   (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                          REGISTRATION RIGHTS AGREEMENT

                                 SIGNATURE PAGE

     The undersigned execute the Registration Rights Agreement and authorize this signature page to be attached to a counterpart of the Registration Rights Agreement executed by the other parties to the Registration Rights Agreement.

Executed as of the day and year first above written.


                                      "SAFEGUARD"

                                      SAFEGUARD  HEALTH  ENTERPRISES,  INC.,
                                      a  Delaware  corporation



                                      By:  /s/  James  E.  Buncher
                                           -------------------------------------
                                           James  E.  Buncher
                                           President and Chief Executive Officer


                                      By:  /s/  Ronald  I.  Brendzel
                                           -------------------------------------
                                           Ronald  I.  Brendzel
                                           Senior Vice President and Secretary

                          REGISTRATION RIGHTS AGREEMENT

                                 SIGNATURE PAGE

     The undersigned executes the Registration Rights Agreement and authorize this signature page to be attached to a counterpart of the Registration Rights Agreement executed by the other parties to the Registration Rights Agreement.

Executed as of the day and year first above written.


                                           "HOLDER"


                                              /s/ Nicholas M. Kavouklis, DMD
                                           -------------------------------------
                                           Nicholas  M.  Kavouklis,  DMD
                                           1102  West  Cass  Street
                                           Tampa,  Florida  33606